Exhibit 99.1

VerifyMe Announces Strategic Reorganization

Lake Mary, FL – July 14, 2023 – PRNewswire — VerifyMe, Inc. (NASDAQ: VRME) together with its subsidiaries, Trust Codes Global Limited (“Trust Codes Global”) and PeriShip Global LLC (“PeriShip Global”), (together “VerifyMe,” “we,” “our,” or the “Company”) provides brand owners time and temperature sensitive logistics, supply chain traceability and monitoring, authentication, anti-counterfeiting, and data-rich consumer engagement services, announced today a strategic reorganization of its business aimed at accelerating growth through leveraging its technology strengths, expanding its marketing capabilities and optimizing overhead expenses.  The Company will be organized into two segments: Authentication (incorporating Brand Protection Services and Trust Codes Global Limited) and Precision Logistics (PeriShip Global).

Paul Ryan will be the Executive Vice President, Authentication Segment.  Mr. Ryan co-founded the Trust Codes platform (acquired by VerifyMe in March 2023) and developed it into the powerful product cloud that today provides brand protection, consumer engagement, GS1 digital link and traceability. His 30 years of experience also reaches across other global software and technology businesses; namely medical records processing, payments, and traceability sectors.

Curt Kole will be the Executive Vice President, Precision Logistics Segment. Mr. Kole has 25 years of experience in many aspects of the logistics industry with extensive knowledge in the needs of customers whose products have specific time, temperature, or other criticality requirements.  Mr. Kole has served as the Executive Vice President, Global Sales and Strategy at PeriShip Global.

Nancy Meyers will become Chief Financial Officer.  Since joining VerifyMe in September 2021, Ms. Meyers has served as SVP Finance and Investor Relations, overseeing integration and business process improvements for acquisitions.   With over 25 years in accounting and finance, she has held various roles of increasing responsibility, including financial reporting, analysis, acquisitions, and compliance with the Sarbanes-Oxley Act of 2002. She holds a BA in Economics and is a Charter Professional Accountant.

Adam Stedham, CEO of VerifyMe stated, “I am excited by the growth potential that exists across our two segments, and I believe we are well positioned to provide significant value to our customers and shareholders.” During the last 18 months VerifyMe has transformed its business capabilities through the addition of precision logistics services (PeriShip Global) and the vertical integration of the Trust Codes technology platform that reshapes its brand protection offerings. We expect to capitalize on this new foundation to expand our customer reach and accelerate our revenue growth.

As part of this strategic reorganization, Keith Goldstein, our President and Chief Operating Officer, will be leaving the Company, and his responsibilities will be absorbed into the CEO role, effective July 31, 2023.  In addition, Margaret Gezerlis will be stepping down as Chief Financial Officer and will be providing strategic consulting services to the Company, effective July 31, 2023.  We thank Keith and Margaret for their contributions in helping position VerifyMe for the next phase of its growth.

About VerifyMe, Inc.

VerifyMe, Inc. (NASDAQ: VRME), together with its subsidiaries, Trust Codes Global and PeriShip Global, is a software driven logistics provider of high-touch, end-to-end logistics management. We provide logistics management from a sophisticated IT platform with proprietary databases, package and flight-tracking software, weather, and flight status monitoring systems, as well as dynamic dashboards with real-time visibility into shipment transit and last-mile events. In addition, VerifyMe and Trust Codes Global provide brand protection and consumer engagement solutions allowing brand owners to gather business intelligence. To learn more, visit www.verifyme.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Company’s strategic reorganization, its position to provide value to its customer and shareholders, and expectations related to its customer base and revenue growth. The words “aimed,” "believe," “expect,” "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, the successful integration of our acquisitions (including the assets of PeriShip Global and Trust Codes Global), our reliance on one key strategic partner for shipping services in our PeriShip Global Solutions segment, competition including by our key strategic partner, seasonal trends in our business, sever climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply-chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, our ability to manage our growth effectively, the small number of customers that account for our revenue, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U.S., intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third-party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, risks related to deriving revenue from some clients in the cannabis industry, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities. These risk factors and uncertainties include those more fully described in VerifyMe’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For Other Information Contact:

Company: VerifyMe, Inc.

Email: IR@verifyme.com

Website: http://www.verifyme.com